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                                                                    EXHIBIT 10.1
[LITTON LOGO]

                          CERTIFICATION OF RESOLUTION

                          OF THE BOARD OF DIRECTORS OF

                            LITTON INDUSTRIES, INC.


I, the undersigned, ANA G. RODRIGUEZ, Assistant Secretary of LITTON INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Board of Directors of said corporation on September 24, 1998, in accordance with the laws of Delaware and the By-laws of this corporation, and that said resolutions are in full force and effect as of the date hereof:

     RESOLVED, that the Litton Industries, Inc. Restoration Plan (the "Restoration Plan") be amended to provide that in the event of a change of control of the Corporation the retirement benefits provided thereunder become fully vested, that all participants become immediately eligible for the commencement of payment of such retirement benefits, that such retirement benefits be protected under a newly adopted Litton Industries, Inc. Restoration Plan Trust (the "Restoration Plan Trust") and that the Compensation and Selection Committee of this Board of Directors be given the authority to decide whether any such retirement benefits should be paid in the form of a lump sum calculated to be present value equivalent of the benefits otherwise payable and that the actuarial assumptions used to determine such lump sum yield an amount sufficient for each participant to purchase an adequate replacement annuity;

     RESOLVED, that the Restoration Plan Trust be adopted to provide for the payment of Restoration Plan retirement benefits in the event of a change of control of the Corporation and that the Compensation and Selection Committee of this Board of Directors be given the authority to decide whether any such retirement benefits should be paid in the form of a lump sum; and

     RESOLVED FURTHER, that Carol A. Wiesner or Timothy G. Paulson be individually authorized to approve and adopt such Restoration Plan Trust and to approve the appropriate lump sum actuarial assumptions on behalf of the
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     Corporation and to take such other actions as may, in the judgment of either such person, be necessary and appropriate to effectuate the purpose and intent of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation at Woodland Hills, California, this 8th day of December, 1998.


[SEAL]
                                                 /s/ ANA G. RODRIGUEZ
                                                 --------------------
                                                 Ana G. Rodriguez
                                                 Assistant Secretary